FOR IMMEDIATE RELEASE	Contact: Harry Zimmerman (512) 832-9500

Encore Medical Corporation Announces Pricing for its Tender Offer for 9.75% Senior Subordinated Notes due 2012 of Encore Medical IHC, Inc. and Receipt of Requisite Consents in the Related Consent Solicitation

Austin, Texas– October 27, 2006 – Encore Medical Corporation (NASDAQ: ENMC) (“Encore”) announced today the determination of the pricing for its previously announced tender offer to purchase any and all of the outstanding 9.75% Senior Subordinated Notes due 2012 (the “Notes”) (CUSIP No. 29256GABO), of Encore Medical IHC, Inc. (the “Issuer”). The tender offer and related solicitation of consents to amend the indenture governing the Notes (the “Indenture”) are being made in connection with Encore’s previously announced agreement to merge with an affiliate of The Blackstone Group (the “Merger”) in a going private transaction. The tender offer and consent solicitation are made upon the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated October 13, 2006 (the “Offer to Purchase”) and the related Consent and Letter of Transmittal.

The total consideration for the Notes was determined as of 11:00 a.m., New York City time, on October 27, 2006, using the yield of the 4-5/8% U.S. Treasury Note due September 30, 2008 (the “Reference Security”) plus a fixed spread of 50 basis points and based on the Scheduled Initial Settlement Date, as defined in the Offer to Purchase, of November 3, 2006. The yield on the Reference Security was 4.804% and the tender offer yield was 5.304%. Accordingly, the total consideration, excluding accrued and unpaid interest, for each $1,000 principal amount of Notes validly tendered and not withdrawn at or prior to 5:00 p.m., New York City time, on October 26, 2006 (the “Consent Expiration Date”) is $1,123.82, which includes a consent payment of $30.00.

In addition, Encore announced that all $165 million of outstanding Notes had been validly tendered and not withdrawn on or prior to the Consent Expiration Date. Accordingly, Encore has received the requisite consents to adopt the proposed amendments to the Indenture pursuant to the consent solicitation. Encore, the Issuer, the subsidiaries guaranteeing the Notes and the trustee have entered into a supplemental indenture giving effect to the amendments. Such supplemental indenture will only become effective immediately prior to the Merger, provided that all Notes validly tendered (and not withdrawn) on or prior to the Consent Expiration Date are accepted for purchase pursuant to the tender offer upon consummation of the Merger.

The tender offer and consent solicitation are subject to the satisfaction of certain conditions, including the Merger having occurred or occurring substantially concurrent with the initial payment date. The tender offer will expire at midnight, New York City time, on Thursday, November 9, 2006, unless extended or earlier terminated by Encore (the “Offer Expiration Date”). Rights to withdraw tendered Notes and to revoke delivered consents terminated on the Consent Expiration Date.

Encore has retained Banc of America Securities LLC to act as the Dealer Manager for the tender offer and Solicitation Agent for the consent solicitation. Persons with questions regarding the tender offer and the consent solicitation should contact Banc of America Securities LLC at (888) 292-0070 (toll-free) or (704) 388-9217. Requests for documentation may be directed to D.F. King & Co., Inc., the Information Agent, which can be contacted at (212) 269-5550 (for banks and brokers only) or (800) 769-7666 (for all others toll free).

This release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The offer to buy the Notes is only being made pursuant to the tender offer and consent solicitation documents, including the Offer to Purchase that Encore has distributed to holders of Notes. The tender offer and consent solicitation are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the tender offer or consent solicitation are required to be made by a licensed broker or dealer, they shall be deemed to be made by Banc of America Securities LLC on behalf of Encore.

Encore Medical Corporation is a diversified orthopedic device company with leading positions in many of the markets in which it competes. We develop, manufacture and distribute a comprehensive range of high-quality orthopedic devices used for rehabilitation, pain management and physical therapy. We also develop, manufacture and distribute a comprehensive suite of surgical reconstructive implant products. We believe that we are one of a few orthopedic device companies that offer healthcare professionals and patients a diverse range of orthopedic rehabilitation and surgical reconstructive implant products addressing the complete spectrum of pre-operative, post-operative, clinical and home rehabilitation care.

Important Information

In connection with the proposed merger among Grand Slam Holdings, LLC, Grand Slam Acquisition Corp., which are affiliates of Blackstone Capital Partners V L.P., and Encore, pursuant to the Agreement and Plan of Merger, dated as of June 30, 2006, Encore filed its definitive proxy statement with the Securities and Exchange Commission on October 3, 2006. THIS DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION, AND ENCORE URGES YOU TO READ THESE DOCUMENTS. In addition to receiving the proxy statement from Encore by mail, stockholders may obtain the proxy statement, as well as other filings containing information about Encore, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov). This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of Encore.

Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as quarterly fluctuations in operating results, the timely availability of new products, the impacts of competitive products and pricing, the ability to grow the distribution networks for Encore’s products, the ability to continue to obtain long-term financing, and the ability to locate and integrate past and future acquisitions. Risks and uncertainties related to Encore’s acquisition by Blackstone Capital Partners include Encore not being able to complete the proposed transaction, conditions in the financing commitments that could impact the ability to obtain long-term financing and stockholder or other regulatory approvals or to satisfy other closing conditions or the possibility of the occurrence of an event that could constitute a Company Material Adverse Effect as defined in the merger agreement. Additionally, the Company is subject to other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.

Encore and certain of its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. A description of the interests of certain of Encore’s directors and executive officers in Encore is set forth in Encore’s annual report on Form 10-K for the fiscal year ended December 31, 2005. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their interests in the proposed transaction, as well as the interests of Encore’s executive officers and directors, are set forth in Encore’s proxy statement for its 2006 annual meeting filed with the SEC on April 12, 2006, and in the definitive proxy statement filed with the SEC on October 3, 2006.

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